UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

Jerash Holdings (US), Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38474	81-4701719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Fairfield Road, Suite 338, Fairfield, NJ	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 906-0065

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	JRSH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2022, the wholly owned subsidiary of Jerash Holdings (US), Inc. (the “Company”), Treasure Success International Limited (“Treasure Success”), an entity formed under the laws of Hong Kong, entered into a letter of employment with Mr. Choi Lin Hung, the Chairman of the Board of Directors, Chief Executive Officer, President, and Treasurer of the Company (the “Choi Letter”), and a letter of employment with Mr. Ng Tsze Lun, the Head of Marketing of the Company (the “Ng Letter”).

Pursuant to the Choi Letter, Mr. Choi would serve as the Treasurer of Treasure Success, effective from April 1, 2022 and until terminated pursuant to the terms of the letter, and be compensated at a rate of HK$117,000 (approximately $14,914) per month and receive an end-of-year bonus equal to one-month basic salary. Either party to the Choi Letter may terminate the employment by giving the other party a one-month prior written notice or by payment of one-month salary in lieu of notice. The Choi Letter contains customary confidentiality and non-solicitation provisions.

Pursuant to the Ng Letter, Mr. Ng would serve as the Head of Business Development of Treasure Success, effective from April 1, 2022 and until terminated pursuant to the terms of the letter, and be compensated at a rate of HK$117,000 (approximately $14,914) per month and receive an end-of-year bonus equal to one-month basic salary. Either party to the Ng Letter may terminate the employment by giving the other party a one-month prior written notice or by payment of one-month salary in lieu of notice. The Ng Letter contains customary confidentiality and non-solicitation provisions.

The foregoing summary of the Choi Letter and the Ng Letter does not purport to be complete and is qualified in its entirety by reference to the Choi Letter and the Ng Letter, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Letter of Employment between Treasure Success and Choi Lin Hung dated April 22, 2022
10.2	Letter of Employment between Treasure Success and Ng Tsze Lun dated April 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERASH HOLDINGS (US), INC.

April 28, 2022	By:	/s/ Choi Lin Hung
Choi Lin Hung
Chairman of the Board of Directors, Chief Executive Officer, President, and Treasurer

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